UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2003

BROOKTROUT, INC.

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	000-20698	04-2814792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 FIRST AVENUE, NEEDHAM, MASSACHUSETTS 02494
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 449-4100

Item 5.  Other Events and Required FD Disclosure.

On October 16, 2003, we issued a press release announcing that our Board of Directors has authorized the repurchase of up to 1,000,000 shares of our common stock from time to time on the open market or in privately negotiated transactions. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference in this report.  The information contained in the website cited in the press release is not a part of this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits.

Exhibit Number	Title
99.1	Press release of Brooktrout, Inc. issued October 16, 2003 as to stock repurchase program.

Item 12.  Results of Operations and Financial Condition.

On October 16, 2003, we issued a press release announcing our financial results for the quarter ended September 30, 2003. The full text of the press release is attached as Exhibit 99.2 to this report.  The information contained in the website cited in the press release is not a part of this report.

The information contained in Item 12 of this report and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKTROUT, INC.

(Registrant)

Date: October 16, 2003	By:	/s/ Eric R. Giler

Eric R. Giler
President
(Chief Executive Officer)

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press Release of Brooktrout, Inc. issued October 16, 2003 as to stock repurchase program.

99.2	Press Release of Brooktrout, Inc. issued October 16, 2003 as to financial results for the quarter ended September 30, 2003.